                                                                      EXHIBIT 21

                                  ---------------------------------
                                       AZTEC MANUFACTURING CO.
                                  ---------------------------------
 ------------------------          ------------------------------       ---------------------------
  Aztec Industries, Inc.                 Arbor-Crowley, Inc.             Atkinson Industries, Inc.
 ------------------------          ------------------------------       ---------------------------

 ------------------------                                               ---------------------------
     Aztec Industries                                                             Arizona
     Moss Point, Inc.                                                        Galvanizing, Inc.
 ------------------------                                               ---------------------------

                                                                        ---------------------------
                                                                          Hobson Galvanizing, Inc.
 ------------------------     -------------   ----------------------    ---------------------------
       Automatic               Aztec Group     Aztec Holdings, Inc.
     Processing, Inc.            Company
 ------------------------     -------------   ----------------------

 ------------------------

  The Calvert Co., Inc.
 ------------------------     1%                                 99%
                                   ------------------------------
 ------------------------
                                       Aztec Manufacturing
        Gulf Coast                      Partnership, Ltd.
                                   ------------------------------
     Galvanizing, Inc.
 ------------------------          ------------------------------

 ------------------------
                                        Aztec Manufacturing
         Arkansas                     Waskom Partnership, Ltd.
     Galvanizing, Inc.             ------------------------------
 ------------------------
                                   ------------------------------

                                    Rig-A-Lite Partnership, Ltd.
                                   ------------------------------

                                   ------------------------------
                                     International Galvanizers
                                        Partnership, Ltd.
                                   ------------------------------

                                   ------------------------------
                                      Drilling Rig Electrical
                                     Systems Partnership, Ltd.
                                   ------------------------------

                                  EXHIBIT 21
                                  Page 2 of 2